Earnings per Share	6 Months Ended
Dec. 31, 2021
Earnings per share [abstract]
Earnings per Share
Note 17. Earnings per Share

	For the six months ended December 31,
	2021 US$	2020 Restated US$
The following reflects the income used in the basic and diluted earnings per share computations:
(a) Earnings used in calculating earnings per share

Net loss attributable to ordinary equity holders of the parent	(37,712,759)	(25,730,271)

(b) Weighted average number of shares
Weighted average number of ordinary shares on issue for basic earnings per share	351,075,141	283,422,115
Effect of dilution:
Share options	—	—

Weighted average number of ordinary shares adjusted for the effect of dilution	351,075,141	283,422,115

Loss per share (basic and diluted in cents)	(10.74)	(9.08)

There have been no transactions involving ordinary shares or potential ordinary shares that would significantly change the number of ordinary shares or potential ordinary shares outstanding between the reporting date and the date of completion of these condensed consolidated interim financial statements.
Diluted earnings per share is calculated as net loss divided by the weighted average number of ordinary shares and dilutive potential ordinary shares. Options granted under the Long-Term Incentive and Non-Executive Director Share and Option plans would generally be included in the calculation due to the conditions of the issuance being satisfied. As the Group is in a loss position, the options are anti-dilutive and, accordingly, the basic loss per share is the same as the diluted loss per share.
We have not declared or paid any dividends on our ordinary shared. We intend to retain any earnings for use in our business and do not currently intend to pay cash dividends on our ordinary shares. Dividends, if any, on our outstanding ordinary shares will be declared by and subject to the discretion of our board of directors, and subject to Australian law.